UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        March 21, 2007 (March 20, 2007)
                Date of Report (Date of earliest event reported):


                        MARKETING ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                        0-52072                   62-1299374
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


                      12890 Hilltop Road, Argyle, TX 76226
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 233-0300


                  211 West Wall Street, Midland, TX 79701-4556
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 20, 2007, Marketing Acquisition Corporation (the "Company") entered into a Subscription Agreement (the "Agreement") with Halter Financial Investments, L.P., a Texas limited partnership ("HFI"). Other than in respect to this transaction, HFI has had no material relationship with the Company or any of the Company's officers, directors or affiliates or any associate of any such officer or director. Pursuant to the Agreement, the Company sold to HFI 60,000,000 shares of its common stock at a purchase price of $.001 per share.

     Furthermore, Glenn Little, the sole officer and director of the Company, has resigned from all offices that he holds and as a director effective as of March 20, 2007. Mr. Little's resignation was not the result of any disagreement with the Company or its management.

     Also on March 20, 2007, Timothy P. Halter was appointed as the Chief Executive Officer, President and Chief Financial Officer of the Company, as well as its sole director. Since 1995, Mr. Halter has been the President and the sole stockholder of Halter Financial Group, Inc., a Texas based consulting firm specializing in the area of mergers, acquisitions and corporate finance. Mr. Halter currently serves as a director of DXP Enterprises, Inc., a public corporation (NASDAQ: DXPE), and is an officer and director of Nevstar Corporation., a Nevada corporation, and Point Acquisition Corporation., a Nevada corporation.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     As a result of the closing of the stock purchase transaction referenced in
Item 101 of this report, HFI owns 71.4% of the total outstanding shares of the Company's capital stock and 71.4% total voting power of all outstanding voting securities.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

     10.1 Subscription Agreement, dated March 20, 2007 between the Company and Halter Financial Investments, L.P.

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MARKETING ACQUISITION CORPORATION



                                By: /s/ Timothy P. Halter
                                   ---------------------------------------------
                                Name:  Timothy P. Halter
                                Title: President, Chief Executive Officer, Chief
                                       Financial Officer and Sole Director

Dated: March 21, 2007

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